UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2019

UNUM GROUP

(Exact name of registrant as specified in its charter)

Delaware	001-11294	62-1598430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Fountain Square

Chattanooga, Tennessee 37402

(Address of principal executive offices) (Zip Code)

(423) 294-1011

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.10 par value	UNM	New York Stock Exchange
6.250% Junior Subordinated Notes due 2058	UNMA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On September 4, 2019, Unum Group (the “Company”) issued a news release announcing that it has commenced a cash tender offer (the “Offer”) to purchase up to the aggregate liquidation amount of the 7.405% Capital Securities due March 15, 2038 (the “Capital Securities”), issued by Provident Financing Trust I, a wholly-owned subsidiary of the Company, the aggregate principal amount of the Company’s 7.19% Senior Notes due February 1, 2028 (the “7.19% Notes”), the aggregate principal amount of Company’s 7.25% Senior Notes due March 15, 2028 (the “7.25% Notes”), the aggregate principal amount of Company’s 6.75% Senior Notes due December 15, 2028 (the “6.75% Notes”), and the aggregate principal amount of the Company’s 3.00% Senior Notes due May 15, 2021 (the “3.00% Notes”, and together with the 7.19% Notes, the 7.25% Notes and the 6.75% Notes, the “Notes” and the Notes, together with the Capital Securities, collectively, the “Securities”, and each a “series” of Securities) that the Company can purchase for a combined aggregate purchase price of up to $300,000,000 (excluding accrued and unpaid distributions and interest up to, but not including, the applicable settlement date and excluding fees and expenses related to the Offer) (the “Maximum Tender Amount”) and, in the case of the Capital Securities, the 7.19% Notes, the 7.25% Notes and the 6.75% Notes, subject to a combined aggregate purchase price not to exceed $100,000,000. The Offer is being made exclusively pursuant to an offer to purchase dated September 4, 2019 and related letter of transmittal, which set forth the terms and conditions of the Offer. A copy of the Company’s news release announcing the Offer is attached as Exhibit 99.1 hereto and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any of Unum Group’s filings under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	News Release of Unum Group dated September 4, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unum Group
(Registrant)

Date: September 4, 2019	By:	/s/ J. Paul Jullienne
	Name:	J. Paul Jullienne
	Title:	Vice President, Managing Counsel, and Corporate Secretary